Certification of Principal Executive Officer Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Casey Hoyt, the Chief Executive Officer of Viemed Healthcare, Inc. (the “Company”), hereby certify, that, to my knowledge:
1.The Annual Report on Form 10-K for the year ended December 31, 2021 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 7, 2022

/s/ Casey Hoyt
Casey Hoyt Chief Executive Officer